UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported)    November 24, 2004
                                           ---------------------


                              Multiband Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


           Minnesota                     13529                   41-1255001
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)


        9449 Science Center Drive
           New Hope, Minnesota                                       55428
--------------------------------------------                  ------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   763-504-3000
                                                    --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5

Other Events and Regulation FD Disclosure.

On November 19, 2004, the Company released the attached press release related to its financial results for the quarter ended September 30, 2004.


                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 24, 2004                             Multiband Corporation


                                                     By /s/ James L. Mandel
                                                        ------------------------
                                                        James L. Mandel
                                                        Chief Executive Officer



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                                  Exhibit Index


Exhibit      Description
-------      -----------

  99         Press Release